[MEDIA GENERAL LOGO]

                                Notice of 1999
                                Annual Meeting
                                      and
                                Proxy Statement



                             Friday, May 21, 1999
                                  11:00 a.m.
                    Richmond Newspapers Production Facility
                       5555 Chamberlayne Road (U.S. 301)
                           Mechanicsville, Virginia

       Media General, Inc., P.O. Box 85333 Richmond, Virginia 23293-0001
                  (804) 649-6000 http://www.media-general.com


[MEDIA GENERAL LOGO]

         John Stewart Bryan III
         Chairman and President


                                                                 April 7, 1999

         Dear Stockholder:

            You are cordially invited to attend Media General's 1999 Annual Meeting on Friday, May 21, 1999.

            OUR ANNUAL MEETING WILL BE HELD AT THE RICHMOND NEWSPAPERS PRODUCTION FACILITY, 5555 CHAMBERLAYNE ROAD (U.S. 301, JUST NORTH OF ITS INTERSECTION WITH I-295), MECHANICSVILLE, VIRGINIA.

            Whether or not you plan to be present at the Annual Meeting, we value your vote. Please complete, sign and return the enclosed proxy card at your earliest convenience.

            I look forward to seeing you on May 21.

                                 Yours sincerely,

                                  /s/ J. Stewart Bryan
                                 ---------------------------
                                 J. Stewart Bryan III


       NEWSPAPERS o TELEVISION o CABLE o NEWSPRINT o INFORMATION SERVICES

[MEDIA GENERAL LOGO]


                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS


TO THE CLASS A AND CLASS B COMMON STOCKHOLDERS
 OF MEDIA GENERAL, INC.


     Please take notice that the 1999 Annual Meeting of Stockholders of Media General, Inc., will be held at the RICHMOND NEWSPAPERS PRODUCTION FACILITY, 5555 CHAMBERLAYNE ROAD (U.S. 301), MECHANICSVILLE, VIRGINIA, ON FRIDAY, MAY 21, 1999, AT 11:00 A.M. for the following purposes:

       1. To elect a Board of Directors for the ensuing year; and

       2. To act upon such other matters as properly may come before the meeting.

     Holders of the Company's Class A and Class B Common Stock of record at the close of business on March 19, 1999, are entitled to notice of and to vote at the meeting.

     Your attention is directed to the accompanying Proxy Statement.

                                          By Order of the Board of Directors

                                            GEORGE L. MAHONEY, SECRETARY

Richmond, Virginia
April 7, 1999


     STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON. A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                                PROXY STATEMENT

                      1999 ANNUAL MEETING OF STOCKHOLDERS

                            SOLICITATION OF PROXIES

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Media General, Inc. (the Company), to be used at the 1999 Annual Meeting of Stockholders to be held at the RICHMOND NEWSPAPERS PRODUCTION FACILITY, 5555 CHAMBERLAYNE ROAD (U.S. 301, JUST NORTH OF ITS INTERSECTION WITH I-295), MECHANICSVILLE, VIRGINIA, ON FRIDAY, MAY 21, 1999, AT 11:00 A.M. Proxies properly executed will be voted at the meeting in accordance with instructions. A proxy may be revoked by a Stockholder at any time before it is voted.

     The Annual Report to the Stockholders of the Company including financial statements for the fiscal year ended December 27, 1998, and this Proxy Statement and accompanying proxy card are being mailed to Stockholders on or about April 7, 1999.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company had outstanding 26,318,493 shares of Class A Common Stock (Class A Stock) and 556,574 shares of Class B Common Stock (Class B Stock) as of March 19, 1999. Only holders of record at the close of business on such date will be entitled to vote, and each share of Class A or Class B Stock will be entitled to one vote on each matter as to which such class is entitled to vote.


     The following table shows the stock ownership as of the most recent practicable date of all persons known by the Company to have been the beneficial owners of more than 5% of the outstanding shares of any class of the Company's securities and the stock ownership of the directors and officers of the Company as a group. All such information is based on information furnished by or on behalf of the persons listed, who have sole voting power and sole dispositive power as to all shares of Class A and Class B Stock listed unless noted to the contrary.


                                                         AMOUNT
                                                       AND NATURE         PERCENT
        NAME AND ADDRESS OF              TITLE        OF BENEFICIAL         OF
         BENEFICIAL HOLDER             OF CLASS         OWNERSHIP          CLASS
-----------------------------------   ----------   ------------------   ----------
J. Stewart Bryan III                  Class A           3,278,354(1)        12.5%
 333 East Franklin Street             Class B             428,036(1)        76.9%
 Richmond, VA 23219
Jane Bryan Brockenbrough              Class B              55,580(2)        10.0%
 c/o Bryan Brothers
 5516 Falmouth St., Suite 302
 Richmond, VA 23230
Mario J. Gabelli                      Class A           5,773,680(3)        21.9%
 One Corporate Center
 Rye, NY 10580
The Capital Group Companies, Inc.     Class A           1,344,920(4)         5.1%
 333 South Hope Street
 Los Angeles, CA 90071
The Northern Trust Company            Class A           2,638,386(5)        10.0%
 50 South La Salle Street
 Chicago, IL 60675
All directors and executive           Class A           3,564,049(6)        13.5%
 officers as a group                  Class B             428,036           76.9%

-----------
(1) The shares listed for J. Stewart Bryan III include 4,800 shares of Class A Stock held by a private foundation controlled by Mr. Bryan, 43,084 shares of Class A Stock held (as of December 31, 1998) for his benefit by the Media General, Inc., Thrift Plan Plus, 81,444 shares of Class A Stock registered in his name under the Media General, Inc., Restricted Stock Plan (the Restricted Stock Plan), 152,033 shares of Class A Stock subject to currently exercisable options, 535,200 shares of Class A Stock held by trusts of which Mr. Bryan serves as a fiduciary and shares in the control of the voting and disposition of the shares, 2,179,318 shares of Class A Stock held by the David Tennant Bryan Revocable Declaration of Trust (the D.T. Bryan Trust) of which Mr. Bryan serves as a co-trustee, and 373,000 shares of Class B Stock held by the D. Tennant Bryan Media Trust (the Media Trust), of which Mr. Bryan serves as sole trustee. Mr. Bryan, the D.T. Bryan Trust and the Media Trust constitute a group for certain purposes.

(2) Jane Bryan Brockenbrough additionally has sole voting and dispositive power as to 23,000 shares of Class A Stock.

(3) According to a Schedule 13D, amended as of November 25, 1998, the shares listed include shares held by Mr. Gabelli or entities which are under his direct or indirect control or are affiliated with him. Mr. Gabelli and such entities, in the aggregate, have sole dispositive power only as to 5,773,300 shares and sole voting power as to 5,665,800 shares, and they share voting power as to 107,500 shares, except if the aggregate voting power of the Gabelli entities should exceed 25% of the total voting power of the Company, then the voting power as to 2,501,600 shares held by Gabelli Funds, Inc. (GFI), will be exercised by a proxy voting committee for each of the funds. Mr. Gabelli is deemed to have beneficial ownership of all of the foregoing shares, and GFI is deemed to have beneficial ownership of all such shares. Another entity that Mr. Gabelli controls holds 380 shares of Class B Stock.

(4) The Capital Group Companies, Inc., is the parent holding company of a number of investment management companies, including several investment adviser companies, that, as of December 31, 1998, held shares of the Company's Class A Stock for the accounts of their investors. The Capital Group Companies, Inc., has sole dispositive power only as to 110,700 of those shares.

(5) The Northern Trust Company serves as trustee of the Thrift Plan, and 2,593,519 of the Class A shares held as of January 31, 1999, are held in that capacity. The Thrift Plan provides that shares held for the Thrift Plan are to be voted by the trustee in the same proportion as instructions received from participants. Subject to certain restrictions, participants have the right to direct the disposition of shares of Class A Stock held for their benefit by the Thrift Plan. The Northern Trust Company has sole voting power as to all of the remaining 44,867 Class A shares.

(6) Includes an aggregate of 287,630 Class A shares subject to currently exercisable stock options.

                             ELECTION OF DIRECTORS

     The Articles of Incorporation of the Company provide for the holders of the Class A Stock voting separately and as a class to elect 30% of the Board of Directors (or the nearest whole number if such percentage is not a whole number) and for the holders of the Class B Stock to elect the balance. Accordingly, of the nine directors to be elected, three will be Class A Directors to be elected by the Class A Stockholders, and six will be Class B Directors to be elected by the Class B Stockholders. The By-laws of the Company, consistent with applicable Virginia law, provide that in the election of each class of Directors, those receiving the greatest number of votes of each class of Stockholders entitled to vote for such Directors shall be elected. Abstentions and non-votes by brokers, banks and other nominee holders of record shall not be counted for or against any nominee. The Directors elected will serve until the next Annual Meeting of Stockholders. All of the nominees listed below presently are members of the Board. Unless authority is withheld, the proxies will be voted for the election as Directors of the persons named below, or, if for any reason any of such persons are unavailable, for such substitutes as management may propose. The Company has no reason to believe that any of the nominees will be unavailable. The following material is based on information submitted by the person named. Unless noted to the contrary, each Director has sole voting power and sole dispositive power as to all shares listed as owned beneficially by him or her.


                                                                       NUMBER AND PERCENTAGE*
                                                                       OF SHARES BENEFICIALLY
                                                                        OWNED MARCH 19, 1999
                                            DIRECTOR   ------------------------------------------------------
              NAME                  AGE      SINCE        CLASS A (1)          %        CLASS B         %
--------------------------------   -----   ---------   ----------------   ----------   ---------   ----------
CLASS A DIRECTORS
Charles A. Davis ...............    50       1989             4,581                          --
Robert V. Hatcher, Jr. .........    68       1991             1,881                          --
John G. Medlin, Jr. ............    65       1994             2,381                          --
CLASS B DIRECTORS
Robert P. Black ................    71       1993             1,658                          --
J. Stewart Bryan III ...........    60       1974         3,278,354       12.5%         428,036        76.9%
Marshall N. Morton .............    53       1997           102,377(3)                       --
Roger H. Mudd ..................    71       1998                --                          --
Wyndham Robertson ..............    61       1996               300                          --
Henry L. Valentine, II .........    71       1991            37,681(4)                       --

-----------
*Percentages of stock ownership less than one percent are not shown.

(1) Includes shares, if any, held in the Thrift Plan as of December 31, 1998. Does not include deferred Class A Stock units credited, as of December 31, 1998, to certain Directors' accounts pursuant to the Media General, Inc., Directors' Deferred Compensation Plan, as follows: Mr. Black--3,120 units; Mr. Davis--5,651 units; Mr. Hatcher--5,240 units; Mr. Medlin--4,111 units; Mr. Mudd--669 units; Miss Robertson--3,341 units; Mr. Valentine--4,882 units. For further information as to deferred Class A Stock units, see page 5.

(2) For further information as to stock held by Mr. Bryan, see "Voting Securities and Principal Holders Thereof."

(3) For further information as to stock held by Mr. Morton, see "Stock Ownership of Executive Officers."

(4) Of the shares of Class A Stock listed, Mr. Valentine shares voting and dispositive power as a co-trustee as to 31,100 shares. The shares listed do not include 3,000 shares of Class A Stock held by Mr. Valentine's wife, as to which Mr. Valentine disclaims any voting or dispositive power.

DIRECTORS

     CHARLES A. DAVIS is President of Marsh & McLennan Capital, Inc. He previously was a limited partner in The Goldman Sachs Group, L.P., and was a partner for more than five years in the investment banking firm of Goldman, Sachs & Co. Mr. Davis also serves as a director of Heilig-Meyers Company, Lechters, Inc., Merchants Bancshares, Inc. and Progressive Corporation.

     ROBERT V. HATCHER, JR. is the former Chairman of the Board and Chief Executive Officer of Johnson & Higgins, an insurance consulting and brokerage firm, having served in that position for more than five years. Mr. Hatcher also serves as a director of XL Capital Ltd.

     JOHN G. MEDLIN, JR. is Chairman Emeritus of Wachovia Corporation. He previously served for more than five years as Chairman of Wachovia Corporation and, until December 31, 1993, as its Chief Executive Officer. Mr. Medlin also serves as a director of BellSouth Corp., Burlington Industries, Inc., National Service Industries, Inc., USAirways Group, Inc. and Wachovia Corporation.

     ROBERT P. BLACK retired as of December 31, 1992, as President of the Federal Reserve Bank of Richmond, Virginia, having served in that position for more than five years. Mr. Black also serves as a director of each of the fixed income mutual funds sponsored by T. Rowe Price.

     J. STEWART BRYAN III was elected Chairman of the Board, President and Chief Executive Officer of the Company in July 1990. Prior to that date, he had served as Vice Chairman of the Board and Executive Vice President of the Company since 1985, and as Chief Operating Officer of the Company since 1989. He is also the Chairman of Richmond Newspapers, Inc., a wholly-owned subsidiary of the Company, and has been Publisher of the Richmond Times-Dispatch for more than five years.

     MARSHALL N. MORTON is Senior Vice President and Chief Financial Officer of the Company and has served in those positions for more than five years.

     ROGER H. MUDD has served as host of The History Channel since 1994, was a visiting professor of journalism at Princeton University and Washington & Lee University from 1992 to 1996 and was a television reporter and correspondent with CBS News, NBC News and the McNeil/Lehrer Newshour from 1961 to 1992. He was a reporter with The Richmond News Leader and WRNL Radio in Richmond from 1953 to 1956.

     WYNDHAM ROBERTSON retired in March 1996 as Vice President for Communications at the University of North Carolina, having served in that position for more than five years. She previously was an Assistant Managing Editor for Fortune magazine and worked with that organization for 24 years.

     HENRY L. VALENTINE, II is Chairman of Davenport & Company LLC, a Richmond, Virginia, investment banking firm, and has served in that position for more than five years.

BOARD AND COMMITTEE MEETINGS

     The full Board of Directors held six regular bi-monthly meetings during 1998.

     The standing committees of the Board of Directors are the Executive Committee, the Audit Committee and the Compensation Committee. The Board has not formed a nominating committee.

     The Executive Committee presently consists of Messrs. Black, Bryan, Morton and Valentine. The Executive Committee is empowered, with certain limitations, to exercise all of the powers of the Board of Directors when the full Board is not in session. The Executive Committee met regularly six times during 1998 on a bi-monthly schedule that alternates with the regular meetings of the full Board of Directors.

     The Audit Committee presently consists of Miss Robertson and Messrs. Davis, Mudd and Valentine. This committee oversees the audit function of the Company, both with regard to internal auditors and outside auditors, which are recommended to the Board by this committee. In this capacity, the committee meets with internal and outside auditors, approves all engagements of auditors and reviews all annual Securities and Exchange Commission (the SEC) filings made by the Company. The Audit Committee met twice during 1998.

     The Compensation Committee presently consists of Messrs. Black, Hatcher and Medlin. This committee has general responsibility for employee compensation, makes recommendations to the Board concerning officer and director compensation and oversees the operation of the compensation related benefit plans. The Compensation Committee met twice during 1998.

     Pursuant to the Media General, Inc., Directors' Deferred Compensation Plan, each Director who has not at any time served as an officer of the Company (an Outside Director) receives 50% of his or her annual compensation, which in 1998 was $55,000, in deferred Class A Stock units and may elect to receive the other 50% of annual compensation in cash or deferred stock units. All Outside Directors but one elected to receive all available 1998 compensation in deferred stock units.

                     STOCK OWNERSHIP OF EXECUTIVE OFFICERS

     The following table lists the beneficial ownership of the Company's Class A and Class B Stock by the executive officers named in the "Summary Compensation Table" as of March 19, 1999.


                                                NUMBER AND PERCENTAGE*
                                                OF SHARES BENEFICIALLY
                                                 OWNED MARCH 19, 1999
                            ---------------------------------------------------------------
           NAME                 CLASS A(1)            %            CLASS B            %
-------------------------   ------------------   ----------   ----------------   ----------
J. Stewart Bryan III             3,278,354(2)    12.5%         428,036(2)            76.9%
Marshall N. Morton                 102,377(3)                       --
H. Graham Woodlief, Jr.             66,480(4)                       --
George L. Mahoney                   14,318(5)                       --
Stephen R. Zacharias                23,674(6)                       --

-----------
*Percentages of stock ownership less than one percent are not shown.

(1) Includes shares held in the Thrift Plan as of December 31, 1998.

(2) For further information as to stock held by Mr. Bryan, see "Voting Securities and Principal Holders Thereof."

(3) Shares listed for Mr. Morton include 61,033 shares subject to currently exercisable options and 22,400 shares registered in his name under the Restricted Stock Plan.

(4) Shares listed for Mr. Woodlief include 37,699 shares subject to currently exercisable options and 13,400 shares registered in his name under the Restricted Stock Plan.

(5) Shares listed for Mr. Mahoney include 4,567 shares subject to currently exercisable options and 7,500 shares registered in his name under the Restricted Stock Plan.

(6) Shares listed for Mr. Zacharias include 12,732 shares subject to currently exercisable options and 5,400 shares registered in his name under the Restricted Stock Plan.

                      COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers for each of the last three fiscal years.


                          SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM COMPENSATION
                                                                    ----------------------------------
                                      ANNUAL COMPENSATION                         AWARDS
                               ----------------------------------   ----------------------------------
                                                                                                           ALL OTHER
          NAME AND                         SALARY        BONUS       RESTRICTED STOCK                     COMPENSATION
     PRINCIPAL POSITION         YEAR        ($)           ($)             ($)(1)          OPTIONS (#)        ($)(2)
----------------------------   ------   -----------   -----------   ------------------   -------------   -------------
J. Stewart Bryan III,          1998      $720,000      $374,656                --           14,400          $37,176
 Chairman, President and       1997       675,000       308,175          $995,400           20,300           35,041
 Chief Executive Officer       1996       630,000       311,850                --           20,600           30,855
Marshall N. Morton,            1998       415,000       176,684                --            5,800           17,940
 Senior Vice President and     1997       385,000       143,815           396,900            8,100           17,100
 Chief Financial Officer       1996       360,000       145,800                --            8,200           16,383
H. Graham Woodlief, Jr.,       1998       310,000       104,362                --            3,400           14,822
 Vice President                1997       280,000       100,256           226,800            4,600           13,194
                               1996       250,000        89,546                --            4,500           12,873
George L. Mahoney,             1998       262,500        89,406                --            2,100           11,076
 General Counsel               1997       242,000        72,318           126,000            2,600           10,574
                               1996       220,000        71,280                --            2,200           10,740
Stephen R. Zacharias,          1998       188,000        35,573                --            1,400            6,127
 Treasurer                     1997       178,000        29,552            91,350            1,900            7,533
                               1996       162,000        29,160                --            1,600            7,613

-----------
(1) At December 27, 1998, the number and value of the aggregate restricted stock awards held by named executive officers were: Mr. Bryan--58,025 and $2,872,238; Mr. Morton--12,600 and $623,700; Mr. Woodlief--7,200 and
   $356,400; Mr. Mahoney--4,000 and $198,000; Mr. Zacharias--2,900 and
   $143,550. Shares were awarded in the name of each executive, and each has all rights of other Class A Stockholders, including dividends, subject to certain restrictions and forfeiture provisions.

(2) The amounts disclosed under this column for the most recent fiscal year consist of the following:


                                                                             DOLLAR VALUE OF
                                                                            INSURANCE PREMIUMS
                                                             ANNUAL            PAID BY THE
                                      ABOVE-MARKET          COMPANY            COMPANY WITH
                                     AMOUNTS EARNED      CONTRIBUTIONS       RESPECT TO TERM
                                       ON DEFERRED         TO VESTED          LIFE INSURANCE
                                      COMPENSATION        AND UNVESTED       FOR THE BENEFIT
                                       DURING THE       DEFINED CONTRI-        OF THE NAMED
               NAME                    FISCAL YEAR        BUTION PLANS      EXECUTIVE OFFICER       TOTAL
---------------------------------   ----------------   -----------------   -------------------   ----------
J. Stewart Bryan III ............        $5,155             $30,845               $1,176          $37,176
Marshall N. Morton ..............            --              16,764                1,176           17,940
H. Graham Woodlief, Jr. .........         1,150              12,496                1,176           14,822
George L. Mahoney ...............            --               9,900                1,176           11,076
Stephen R. Zacharias ............           481               4,688                  958            6,127

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on stock options granted in fiscal 1998 to the named executive officers.


                                                           INDIVIDUAL GRANTS
                                    ---------------------------------------------------------------
                                      NUMBER OF
                                     SECURITIES      % OF TOTAL                                          GRANT
                                     UNDERLYING        OPTIONS         EXERCISE                           DATE
                                       OPTIONS       GRANTED TO        OR BASE                          PRESENT
                                       GRANTED      EMPLOYEES IN        PRICE          EXPIRATION        VALUE
               NAME                    (#)(1)        FISCAL YEAR      ($/SHARE)           DATE           ($)(2)
---------------------------------   ------------   --------------   -------------   ---------------   -----------
J. Stewart Bryan III ............      14,400            11.8%       $  46.3750     Jan. 28, 2008      $287,510
Marshall N. Morton ..............       5,800             4.8%          46.3750     Jan. 28, 2008       115,803
H. Graham Woodlief, Jr. .........       3,400             2.8%          46.3750     Jan. 28, 2008        67,884
George L. Mahoney ...............       2,100             1.7%          46.3750     Jan. 28, 2008        41,929
Stephen R. Zacharias ............       1,400             1.2%          46.3750     Jan. 28, 2008        27,952

-----------
(1) The amounts listed under this column represent the number of shares of the Company's Class A Stock covered by options granted to the named executive officers during fiscal 1998 under the provisions of the 1996 Stock Option Plan (the 1996 Plan). Options granted under the 1996 Plan are exercisable in one-third increments over a three-year period and expire 10 years after the date of grant. The options also become fully exercisable upon, and must be exercised within 12 months of, the optionee's death during employment or retirement after age 55.

(2) Option values were computed using the Black-Scholes pricing model. The assumptions used in the model were: expected volatility of .325; zero-coupon government bond yield of 6.25%; dividend yield of 1.57%; and time to exercise of 10 years. Additionally, a 5.71% discount was applied to reflect three-year pro rata vesting (3% per year probability of forfeiture). The actual value, if any, an executive may realize will depend on the amount by which the stock price on the date of exercise exceeds the exercise price. There is no assurance that the value actually realized by an executive will be at or near the value estimated by use of the Black-Scholes model.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table provides information with respect to options exercised during fiscal 1998 and the number and value of stock options outstanding at the fiscal year-end.


                                                                    NUMBER OF SECURITIES
                                                                    UNDERLING UNEXERCISED         VALUE OF UNEXERCISED
                                                                         OPTIONS AT               IN-THE-MONEY OPTIONS
                                      SHARES                         FISCAL YEAR-END (#)        AT FISCAL YEAR-END ($)(1)
                                    ACQUIRED ON       VALUE     ----------------------------- -----------------------------
               NAME                EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------------- -------------- -------------- ------------- --------------- ------------- --------------
J. Stewart Bryan III ............         --              --       133,599        34,801       $2,897,781      $410,900
Marshall N. Morton ..............         --              --        53,666        13,934        1,285,135       164,008
H. Graham Woodlief, Jr. .........         --              --        33,533         7,967          758,483        92,548
George L. Mahoney ...............      7,166        $119,655         2,266         4,568           47,210        46,520
Stephen R. Zacharias ............      5,100         130,423        16,299         3,201          345,144        36,687

-----------
(1) The amount listed represents the difference between the closing price of the Company's Class A Stock at the end of fiscal 1998 ($49.50) and the exercise price per share, multiplied by the number of shares covered by the options.

                               PENSION PLAN TABLE

     The following table reflects the estimated aggregate retirement benefits to which certain executive officers of the Company, including each of the named executive officers in the Summary Compensation Table, are entitled under the provisions of the Company's non-contributory, funded Employees Retirement Plan and the Executive Supplemental Retirement Plan (the Plans). The amount of benefit assumes that the executive has completed a minimum of 15 years of service. The benefit amount will be reduced for service of less than 15 years, or if the executive retires prior to attaining age 63. Additional benefits are not earned for service in excess of 15 years.


                          LIFETIME ANNUAL BENEFIT
   HIGHEST FIVE-YEAR            AT OR AFTER
 AVERAGE COMPENSATION     NORMAL RETIREMENT DATE
----------------------   ------------------------
      $  150,000                 $ 82,500
         250,000                  137,500
         350,000                  192,500
         450,000                  247,500
         550,000                  302,500
         650,000                  357,500
         750,000                  412,500
         850,000                  467,500
         950,000                  522,500
       1,050,000                  577,500
       1,150,000                  632,500
       1,250,000                  687,500
       1,350,000                  742,500


     The amount of benefit for the executive officers named in the Summary Compensation Table is derived by averaging each officer's five highest years of Annual Compensation, as reflected in such tables.
     Retirement benefits shown are payable without offset for Social Security in monthly installments as life annuities, or in other optional forms, upon retirement after attaining age 63. Benefits for executives who participated in both plans prior to January 1, 1991, are reduced by the amount of benefits payable to them under pension plans of former employers.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's Executive Officers, Directors and persons owning more than 10% of the Company's Class A Stock file reports of ownership and changes in ownership with the SEC and with the Company.

     Based solely upon a review of such reports furnished to the Company, the Company believes that during the fiscal year ended December 27, 1998, the Executive Officers, Directors and persons owning in excess of 10% of the outstanding shares of the Company's Class A Stock complied with the filing requirements of Section 16(a), except that three 10% owners, GAMCO Investors, Inc., Gabelli Funds, Inc. (the Gabelli-controlled entities) and Mr. Gabelli derivatively, did not make any Section 16(a) filings. The Gabelli-controlled entities have asserted that such filings were not required by reason of an exemption for shares held by an institution without the purpose or effect of changing or influencing the control of an issuer. The foregoing exemption is not available to these Stockholders, in the Company's view. The Gabelli-controlled entities additionally assert the absence of a pecuniary interest in the shares they beneficially own. See "Voting Securities and Principal Holders Thereof."


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Media General's compensation system is a management tool that is used to support and reinforce key operating and strategic goals. It is applied consistently to all salaried employees.

     The Company's compensation programs for management employees are designed to build a strong link between an individual's performance and his or her related compensation opportunities as well as to align the interests of key Media General employees with those of the Stockholders. These two elements induce eligible employees to be more responsive to the needs of the Company. Periodically, the Company reviews its compensation programs with independent consultants to ensure that, corporately, it is taking advantage of current thinking in the field of compensation management.

     The Compensation Committee feels that a tightly administered program that rewards eligible managers for appropriate behavior is a constructive way to attract talented personnel. Eligibility to participate in Media General's annual and long-term incentive programs is determined by the Committee assisted by recommendations from the Chief Executive Officer.

     There are three components to total executive compensation at Media
General: base salary and short- and long-term incentives. Using both general and specific media industry surveys targeted to the Company's size along with published data on executive compensation levels, the Committee has established second quartile (51st-75th percentile) targets for each component. The number of companies participating in such surveys varies but averages about 75 in any given year.

     Base salary levels are determined with reference to external competitive levels (as described previously) and internal equity. Pay and performance then are linked through the use of the two incentive programs.

     The short-term incentive program combines specific threshold, target and maximum performance goals established at the beginning of the measurement year with award targets, as described previously. All goals are based on profit and asset utilization levels and are established individually for each business unit and for the Company. Cash awards are paid based on the accomplishment of these goals. Maximum awards are attained at 150% of goal. Except under exceptional circumstances, which, in the Committee's opinion, were not under operating unit control, no bonuses are paid to units earning less than 80% of their goal.

     A long-term incentive program is used to reward sustained stock price growth and/or achievement of long-term, pre-established earnings per share growth targets. Awards in this program are made in the form of stock options (typically awarded to eligible participants annually at fair market value on the grant date, vesting over a three-year period) and restricted stock (typically granted to selected executive officers every other year with restrictions (currently ten years) on sale that may be lifted if pre-established earnings per share growth targets are met). The combined expected value of stock-based awards is targeted to achieve competitive levels of total compensation as described earlier; for those selected executive officers who are eligible to receive both restricted stock and stock options, annual grants are awarded on the basis that 60% of the competitive long-term incentive target would be delivered through restricted stock. The Committee notes that the relative value of a given award at the end of the measurement period will depend on the growth in value of the common stock of the Company over the time period. The vesting and ten-year trading restrictions emphasize the long-term nature of these awards and encourage eligible employees to remain in the employ of the Company.

     Section 162(m) of the Internal Revenue Code disallows a deduction for compensation in excess of $1,000,000 paid to any of the executive officers named in the Summary Compensation Table, unless such excess compensation qualifies as "performance-based compensation" under Section 162(m) and related Internal Revenue Service regulations. All compensation paid to said executive officers in 1998 was deductible, and the Compensation Committee intends that all compensation paid in the future be deductible, except when the Committee deems the payment of non-deductible compensation to be in the best interests of the Company.


CEO COMPENSATION DURING 1998

     Mr. Bryan's base salary in 1998 of $720,000 was 6.7% above that of the preceding year. In the aggregate, corporate performance attained 97.8% of the targeted level and produced a bonus of $374,656, equal to 52.0% of Mr. Bryan's base compensation, up from 45.7% the year before. At the beginning of 1998, a stock option award of 14,400 shares of Media General Class A Stock was made to Mr. Bryan. As in the past, this award as well as Mr. Bryan's base salary and bonus were developed in accordance with competitive practice, as outlined previously, and were based on the standard provisions of Media General's annual and long-term incentive plans.


                     THE COMPENSATION COMMITTEE
                        Robert V. Hatcher, Jr., CHAIRMAN
                        Robert P. Black
                        John G. Medlin, Jr.

                               PERFORMANCE GRAPH

     The following graph shows the cumulative total Stockholder return on the Company's Class A Stock over the last five fiscal years as compared to the returns of the Standard & Poor's (S&P) Publishing (Newspapers) Index and the American Stock Exchange (AMEX) Composite Index. The graph assumes $100 was invested on December 24, 1993, in the Company's Class A Stock, the S&P Publishing (Newspapers) Index and the AMEX Composite Index and also assumes reinvestment of dividends.

                        Comparison of Five-Year Cumulative
                       Total Return Media General, Inc., S&P
                        Publishing (Newspapers) and AMEX
                                    [GRAPH]


                                         1993        1994           1995           1996           1997           1998
                                        ------   ------------   ------------   ------------   ------------   ------------
Media General, Inc.                    $100     $  102.96      $  109.95      $  113.42      $  154.36      $  186.94

S&P Publishing (Newspapers)             100         92.38         116.39         147.97         241.22         249.67

AMEX Market Index                       100         88.33         113.86         120.15         144.57         142.61


                      APPOINTMENT OF INDEPENDENT AUDITORS

     At its January 1999 meeting, the Board of Directors appointed the firm of Ernst & Young LLP as the independent auditors of the Company for the 1999 fiscal year. Ernst & Young LLP has examined the accounts of the Company for many years, including 1998. The Company has been advised by Ernst & Young LLP that it is an independent public accounting firm within the meaning of the applicable rules and regulations of the Securities and Exchange Commission. A representative of Ernst & Young LLP will be present at the Annual Meeting to make a statement, if he desires to do so, and to respond to appropriate questions from Stockholders.

                     STOCKHOLDER NOMINATIONS AND PROPOSALS

     Stockholders who believe they are eligible to have their proposals included in the Company's proxy statement for the 2000 Annual Meeting of Stockholders, in addition to other applicable requirements established by the SEC, must ensure that their proposals are received by the Secretary of the Company not later than December 9, 1999.

     The By-laws of the Company establish an advance notice procedure for eligible Stockholders to make nominations for Director and to propose business to be transacted at an Annual Meeting. The Company's By-laws additionally provide that nominations for Director and proposals for business must be given to the Secretary of the Company not less than 90 days nor more than 120 days prior to the date of an Annual Meeting. The Company's By-laws also require that certain specific information accompany a Stockholder notice of nomination or proposal for business. A copy of the Company's By-laws may be obtained by writing to the Secretary of the Company. The Company's 2000 Annual Meeting will be held on May 19, 2000.


                            SOLICITATION OF PROXIES

     The Company may solicit proxies in person or by telephone or mail. The cost of solicitation of proxies, including the reimbursement to banks and brokers for reasonable expenses in sending proxy material to their principals, will be borne by the Company. Officers and other employees of the Company may participate in such solicitation, for which they will receive no special or additional compensation. In addition, the Company has retained D. F. King & Co. to assist in the solicitation of proxies for a basic fee of $8,000, plus reimbursement of out-of-pocket expenses.


                                 OTHER MATTERS

     Management does not intend to present, nor, in accordance with the Company's By-laws, has it received proper notice from any person who intends to present, any matter for action by Stockholders at the Annual Meeting, other than as stated in the accompanying Notice. However, the enclosed proxy confers discretionary authority with respect to the transaction of any other business which properly may come before the meeting, and it is the intention of the persons named in the enclosed proxy to vote the same in accordance with their best judgment.

                                            By Order of the Board of Directors


                                              GEORGE L. MAHONEY, SECRETARY

Richmond, Virginia
April 7, 1999


     STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON. A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                        The Board of Directors
                              recommends a vote FOR the following proposal.

-------------------------
   MEDIA GENERAL, INC.                Election of Directors
-------------------------
  CLASS A COMMON STOCK                   CLASS A DIRECTORS        FOR   AGAINST
                                        -------------------       [ ]     [ ]
                                         Charles A. Davis
                                       Robert V. Hatcher, Jr.
                                          John G. Medlin

RECORD DATE SHARES                     FOR, except vote withheld for the
                                       following nominee(s):
                                       _______________________________________

                               RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT
                                           IS HEREBY ACKNOWLEDGED.

                                   THIS PROXY REVOKES ALL PREVIOUS PROXIES.
                             UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED
                                    IN ACCORDANCE WITH THE RECOMMENDATION OF
                                             THE BOARD OF DIRECTORS

Please be sure to date and sign this proxy.

Signature:_________________________________ Date:______________________

Signature:_________________________________ Date:______________________

 -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
 DETACH CARD                                                       DETACH CARD

                              MEDIA GENERAL, INC.

Please sign the attached proxy card and return it promptly in the postage paid envelope provided so that your vote may be counted.

An immediate response will save the Company the expense of additional proxy mailings.

                                                           Thank you!

Class A                        MEDIA GENERAL, INC.                      Class A

                         Annual Meeting of Stockholders
                                  May 21, 1999

                  Proxy is Solicited by the Board of Directors

J. Stewart Bryan III, Marshall N. Morton and George L. Mahoney, or any of them, the proxies of the undersigned, with power of substitution, are hereby appointed to vote all Class A Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Friday, May 21, 1999, and any adjournment thereof, as follows on the reverse side and upon such other business as properly may come before the meeting for the vote of such Stockholder.

      ----------------------------------------------------------------------
      |  PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE   |
      |                 PAID ENVELOPE AS SOON AS POSSIBLE.                 |
      ----------------------------------------------------------------------
      |     Please date and sign this proxy as name appears. Joint         |
      |     owners should each sign personally. Trustees and others        |
      |     signing in a representative capacity should indicate the       |
      |     capacity in which they sign.                                   |
      ----------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                        The Board of Directors
                              recommends a vote FOR the following proposals.

-------------------------
   MEDIA GENERAL, INC.                Election of Directors
-------------------------
  CLASS B COMMON STOCK                   CLASS B DIRECTORS        FOR   AGAINST
                                        -------------------       [ ]     [ ]
                                        Robert P. Black
                                       J. Stewart Bryan III
                                        Marshall N. Morton
                                          Roger H. Mudd
                                         Wyndham Robertson
                                       Henry L. Valentine II

RECORD DATE SHARES                     FOR, except vote withheld for the
                                       following nominee(s):
                                       _______________________________________

                               RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT
                                           IS HEREBY ACKNOWLEDGED.

                                   THIS PROXY REVOKES ALL PREVIOUS PROXIES.
                             UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED
                                    IN ACCORDANCE WITH THE RECOMMENDATION OF
                                             THE BOARD OF DIRECTORS

Please be sure to date and sign this proxy.

Signature:_________________________________ Date:______________________

Signature:_________________________________ Date:______________________

 -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
 DETACH CARD                                                       DETACH CARD

                              MEDIA GENERAL, INC.

Please sign the attached proxy card and return it promptly in the postage paid envelope provided so that your vote may be counted.

An immediate response will save the Company the expense of additional proxy mailings.

                                                           Thank you!

Class B                        MEDIA GENERAL, INC.                      Class B

                         Annual Meeting of Stockholders
                                  May 21, 1999

                  Proxy is Solicited by the Board of Directors

J. Stewart Bryan III, Marshall N. Morton and George L. Mahoney, or any of them, the proxies of the undersigned, with power of substitution, are hereby appointed to vote all Class B Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Friday, May 21, 1999, and any adjournment thereof, as follows on the reverse side and upon such other business as properly may come before the meeting.

      ----------------------------------------------------------------------
      |  PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE   |
      |                 PAID ENVELOPE AS SOON AS POSSIBLE.                 |
      ----------------------------------------------------------------------
      |     Please date and sign this proxy as name appears. Joint         |
      |     owners should each sign personally. Trustees and others        |
      |     signing in a representative capacity should indicate the       |
      |     capacity in which they sign.                                   |
      ----------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                        The Board of Directors
                              recommends a vote FOR the following proposals.

-------------------------
   MEDIA GENERAL, INC.                Election of Directors
-------------------------
 EMPLOYEES' THRIFT PLAN PLUS             CLASS A DIRECTORS        FOR   AGAINST
                                        -------------------       [ ]     [ ]
                                         Charles A. Davis
                                       Robert V. Hatcher, Jr.
                                          John G. Medlin

RECORD DATE SHARES                     FOR, except vote withheld for the
                                       following nominee(s):
                                       _______________________________________

                               RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT
                                           IS HEREBY ACKNOWLEDGED.

                                   THIS PROXY REVOKES ALL PREVIOUS PROXIES.
                             UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED
                                    IN ACCORDANCE WITH THE RECOMMENDATION OF
                                             THE BOARD OF DIRECTORS

Please be sure to date and sign this proxy.

Signature:_________________________________ Date:______________________

Signature:_________________________________ Date:______________________

 -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
 DETACH CARD                                                       DETACH CARD

                              MEDIA GENERAL, INC.

Please sign the attached proxy card and return it promptly in the postage paid envelope provided so that your vote may be counted.

An immediate response will save the Company the expense of additional proxy mailings.

                                                           Thank you!

Class A                        MEDIA GENERAL, INC.                      Class A

                           EMPLOYEES' THRIFT PLAN PLUS

                         Annual Meeting of Stockholders
                                  May 21, 1999

The undersigned hereby instructs The Northern Trust Company, as Trustee of the Media General Employees' Thrift Plan Plus, to vote all shares of Media General, Inc., Class A Common Stock held by the Thrift Plan for my account at the Annual Meeting of Stockholders of Media General, Inc., to be held on Friday, May 21, 1999, and any adjournment thereof, as follows on the reverse side and upon such other business as properly may come before the meeting for the vote of such Stockholder.

      ----------------------------------------------------------------------
      |  PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE   |
      |                 PAID ENVELOPE AS SOON AS POSSIBLE.                 |
      ----------------------------------------------------------------------
      |     Please date and sign this proxy as name appears. Joint         |
      |     owners should each sign personally. Trustees and others        |
      |     signing in a representative capacity should indicate the       |
      |     capacity in which they sign.                                   |
      ----------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-------------------------
   MEDIA GENERAL, INC.                  The Board of Directors
-------------------------     recommends a vote FOR the following proposal.

                                      Election of Directors.

                                         CLASS A DIRECTORS        FOR   WITHHOLD
   REGISTER PUBLISHING COMPANY, INC.    -------------------       [ ]     [ ]
       INCENTIVE SAVINGS PLAN            Charles A. Davis
                                       Robert V. Hatcher, Jr.
                                          John G. Medlin

RECORD DATE SHARES:                    FOR, except vote withheld for the
                                       following nominee(s):
                                       _______________________________________

                               RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT
                                           IS HEREBY ACKNOWLEDGED.

                             THIS INSTRUCTION REVOKES ALL PREVIOUS INSTRUCTIONS. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED
                                    IN ACCORDANCE WITH THE RECOMMENDATION OF
                                             THE BOARD OF DIRECTORS.

Please be sure to date and sign this instruction.

Signature:_________________________________ Date:______________________

Signature:_________________________________ Date:______________________

 -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
 DETACH CARD                                                       DETACH CARD

                              MEDIA GENERAL, INC.

Please sign the attached proxy card and return it promptly in the postage paid envelope provided so that your vote may be counted.

An immediate response will save the Company the expense of additional proxy mailings.

                                                           Thank you!

Class A                        MEDIA GENERAL, INC.                      Class A

            REGISTER PUBLISHING COMPANY, INC. INCENTIVE SAVINGS PLAN

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 21, 1999

The undersigned hereby instructs The Northern Trust Company, as Trustee of the Register Publishing Company, Inc., Incentive Savings Plan, to vote all shares of Media General, Inc. Class A Common Stock held by the Incentive Savings Plan for my account at the Annual Meeting of Stockholders of Media General, Inc. to be held on Friday, May 21, 1999, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

      ----------------------------------------------------------------------
      |            PLEASE DATE, SIGN AND RETURN THIS INSTRUCTION           |
                            IN THE ENCLOSED POSTAGE
      |                 PAID ENVELOPE AS SOON AS POSSIBLE.                 |
      ----------------------------------------------------------------------
      |     Please date and sign this instruction exactly as name appears. |
      ----------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                        The Board of Directors
                              recommends a vote FOR the following proposal.

-------------------------
   MEDIA GENERAL, INC.                Election of Directors
-------------------------
 EMPLOYEES' THRIFT PLAN PLUS             CLASS A DIRECTORS        FOR   WITHHOLD
                                        -------------------       [ ]     [ ]
                                         Charles A. Davis
                                       Robert V. Hatcher, Jr.
                                          John G. Medlin

RECORD DATE SHARES.                    FOR, except vote withheld for the
                                       following nominee(s):
                                       _______________________________________

                               RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT
                                           IS HEREBY ACKNOWLEDGED.

                             THIS INSTRUCTION REVOKES ALL PREVIOUS INSTRUCTIONS. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED
                                    IN ACCORDANCE WITH THE RECOMMENDATION OF
                                             THE BOARD OF DIRECTORS.

Please be sure to date and sign this instruction.

Signature:_________________________________ Date:______________________

Signature:_________________________________ Date:______________________

 -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
 DETACH CARD                                                       DETACH CARD

                              MEDIA GENERAL, INC.

Please sign the attached proxy card and return it promptly in the postage paid envelope provided so that your vote may be counted.

An immediate response will save the Company the expense of additional proxy mailings.

                                                           Thank you!

Class A                        MEDIA GENERAL, INC.                      Class A

                           EMPLOYEES' THRIFT PLAN PLUS

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 21, 1999

The undersigned hereby instructs The Northern Trust Company, as Trustee of the Media General Employees' Thrift Plan Plus, to vote all shares of Media General, Inc., Class A Common Stock held by the Thrift Plan for my account at the Annual Meeting of Stockholders of Media General, Inc., to be held on Friday, May 21, 1999, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

      ----------------------------------------------------------------------
      |         PLEASE DATE, SIGN AND RETURN THIS INSTRUCTION              |
                            IN THE ENCLOSED POSTAGE
      |                 PAID ENVELOPE AS SOON AS POSSIBLE.                 |
      ----------------------------------------------------------------------
      |     Please date and sign this instruction exactly as name appears. |
      ----------------------------------------------------------------------